THIRD AMENDMENT TO ASSIGNMENT AND ASSUMPTION OF SUBLEASE

This Third Amendment to Assignment and Assumption of Sublease (the "**Amendment**"), dated as of March 31, 2007, is executed by and between The New York Mortgage Company LLC, having an office at 1301 Avenue of the Americas, 7th Floor, New York, New York 10019 (the "**Assignor**") and Lehman Brothers Holdings Inc., having an office at 1301 Avenue of the Americas, 9th Floor, New York, New York 10019 (the "**Assignee**").

WHEREAS, 1301 Properties, L.L.C. as successor-in-interest to Tishman Speyer Crow Limited partnership, as landlord (the "**Overlandlord**") and Pricewaterhouse Coopers, LLP, as successor-in-interest to Coopers & Lybrand, as tenant (the "**Sublandlord**") are parties to a certain lease agreement dated December 22, 1989, as amended (the "**Overlease**") pursuant to which Overlandlord leased certain premises more particularly described in the Overlease (the "**Overleased Premises**") to Sublandlord in the building located at 1301 Avenue of the Americas, New York, New York (the "**Building**");

WHEREAS, Assignor, as subtenant, and Sublandlord, as sublandlord, are parties to a certain Agreement of Sublease dated May 15, 2003 (the "**Sublease**") pursuant to which Sublandlord subleased a certain portion of the Overleased Premises to Assignor designated as the entire 7th floor of the Building and more particularly described in the Sublease (the "**Subleased Premises**");

WHEREAS, Assignor and Assignee entered into that certain Assignment and Assumption of Sublease dated as of November 15, 2006 (as previously amended, the "**Assignment**"), pursuant to which Assignor agreed to assign to Assignee, and Assignee agreed to accept and assume, all of Assignor's right, title and interest in and to the Sublease, subject to the terms and conditions therein;

WHEREAS, Assignor and Assignee previously entered into that certain First Amendment to the Assignment, dated as of January __, 2007, and that certain Second Amendment to the Assignment, dated as of February 8, 2007;

WHEREAS, Assignor and Assignee desire to further amend the Assignment as set forth hereinbelow;

NOW THEREFORE, that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee hereby amend the Assignment as follows:

1. References in Sections 5 and 6 of the Assignment to "May 1, 2007" shall be deleted and replaced with references to "July 1, 2007."

2. Section 3 of the Escrow Agreement is hereby amended as required to reflect the revisions to the dates set forth in Section 1 of this Amendment.

3. The second sentence of Section 11 of the Assignment is hereby deleted in its entirety and replaced with the following language: "Notwithstanding anything contained in this Assignment, the Sublease or Overlease to the contrary, the

Consent must be in a form reasonably acceptable to Assignor and Assignee. Assignor will not be deemed unreasonable in withholding its consent to any form of Consent that requires Assignor to share any portion of the Escrowed Money (i.e., the $3,000,000.00 funded into escrow by Assignee, as the same may be reduced pursuant to the provisions of Section 6 of the Assignment) to which it is entitled with Sublandlord or Overlandlord. Further, Assignee will not be deemed unreasonable in withholding its consent to any form of Consent that materially differs from the Consent that was previously executed by Assignor and Assignee and delivered to Sublandlord and Overlandlord."

4. Notwithstanding anything in Section 12 of the Assignment to the contrary, the Assignment shall not be deemed to have terminated. Clause (iii) of Section 12 of the Assignment (i.e., "(iii) a Consent is not obtained on or before February 28, 2007") is hereby deleted and replaced with the following clause: "(iii) a Consent is not obtained on or before April 30, 2007".

5. Capitalized terms used but not defined herein have the meaning ascribed thereto in the Assignment.

6. Except as herein modified or amended, the provisions, conditions and terms of the Assignment shall remain unchanged and in full force and effect.

SIGNATURES CONTAINED ON THE FOLLOWING PAGE

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have duly executed this Amendment as of the date first written above.

Assignor:

The New York Mortgage Company, LLC

By: ______________________________
Name: DAVID AKRE
Title: PRES

Assignee:

Lehman Brothers Holdings Inc.

By: ______________________________
Name: MARK J. MARCUCCI
Title: VICE PRESIDENT

For purposes of acknowledging and agreeing to the provisions of Section 2 of this Amendment only:

Escrowee:

Willkie Farr & Gallagher LLP

____
Partner